EXHIBIT 32
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                                  CERTIFICATION
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report of Synergy Resources Corporation, (the "Company") on Form 10-Q/A for the quarter ended May 31, 2011, as filed with the Securities Exchange Commission on the date hereof (the "Report") Ed Holloway, the Principal Executive Officer of the Company and Frank L. Jennings, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


  August 11, 2011                         /s/ Ed Holloway
                                          ------------------------------
                                          Ed Holloway, Principal Executive
                                          Officer







  August 11, 2011                         /s/ Frank L. Jennings
                                          ------------------------------
                                          Frank L. Jennings, Principal
                                          Financial Officer
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